                                                                      EXHIBIT 99

FOR IMMEDIATE RELEASE:


                 CNB FINANCIAL SERVICES, INC. ANNOUNCES RESULTS
                                 FOR THE QUARTER

     Thomas F. Rokisky, President/CEO of CNB Financial Services, Inc. (CNB), the parent company of Citizens National Bank of Berkeley Springs announced for the three months ended June 30, 2005, CNB had consolidated net income of $599,000, or $1.31 per share as compared to $588,000, or $1.28 per share for the three months ended June 30, 2004. For the six months ended June 30, 2005, CNB has consolidated net income of $1.1 million, or $2.46 per share compared to $1.2 million, or $2.52 per share for the six months ended June 30, 2004.

     CNB, with total assets at June 30, 2005 of $243.9 million, has two full service offices and ATMs in Berkeley Springs, West Virginia. The Bank has three full service branch offices and ATMs in Berkeley County, West Virginia. Our Berkeley County office locations are in Hedgesville, south Martinsburg, and our newest branch in Falling Waters, West Virginia. The Bank also has a full service branch office and ATM located in Hancock, Maryland.

         This press release may include "forward-looking statements" as defined by the Securities and Exchange Commission. Such statements are those concerning the 2004 outlook for earnings, revenues and expenses. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the company expects, believes or anticipates will or may occur in the future are forward-looking statements. These statements are based on certain assumptions made by the company based on its experience and perception of historical trends, current conditions, expected future developments and other factors it believes are appropriate in the circumstances. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the company.

                           -     financials follow--

                   CNB FINANCIAL SERVICES, INC. AND SUBSIDIARY
                 CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION


                                                                   JUNE 30,      DECEMBER 31,
                                     ASSETS                          2005           2004
                                                               -------------    -------------
                                                               (Unaudited)
Cash and due from banks                                        $  10,020,034    $  10,047,939
Federal funds sold                                                    32,000           91,000
Securities available for sale
  (at approximate market value)                                   52,556,107       59,740,291
Federal Home Loan Bank stock, at cost                                993,700        1,169,800
Federal Reserve Bank stock, at cost                                  129,650          129,650
Loans and lease receivable, net                                  169,240,721      154,919,582
Accrued interest receivable                                        1,098,888        1,042,573
Premises and equipment, net                                        6,574,962        6,044,446
Deferred income taxes                                                586,722          512,224
Cash surrender value of life insurance                             1,278,684        1,168,922
Intangible assets                                                    679,325          738,057
Other assets                                                         676,273        1,393,582
                                                               -------------    -------------
      TOTAL ASSETS                                             $ 243,867,066    $ 236,998,066
                                                               =============    =============


           LIABILITIES AND SHAREHOLDERS' EQUITY
LIABILITIES
  Deposits:
     Demand                                                    $  41,049,331    $  36,965,406
     Interest-bearing demand                                      57,417,218       48,055,089
     Savings                                                      32,412,355       31,981,754
     Time, $100,000 and over                                      30,849,036       34,265,305
     Other time                                                   56,644,016       56,460,984
                                                               -------------    -------------
                                                               $ 218,371,956    $ 207,728,538

  Accrued interest payable                                           515,106          543,551
  FHLB borrowings                                                  3,900,000        8,600,000
 Securities sold under repurchase agreement                          229,330          216,909
  Accrued expenses and other liabilities                           1,880,523        1,760,328
                                                               -------------    -------------
      TOTAL LIABILITIES                                        $ 224,896,915    $ 218,849,326
                                                               -------------    -------------
SHAREHOLDERS' EQUITY
  Common stock, $1 par value; 5,000,000 shares
     authorized; 458,048 shares outstanding                    $     458,048    $     458,048
  Capital surplus                                                  3,863,592        3,863,592
  Retained earnings                                               15,107,345       14,172,144
  Accumulated other comprehensive income                            (458,834)        (345,044)
                                                               -------------    -------------
      TOTAL SHAREHOLDERS' EQUITY                               $  18,970,151    $  18,148,740
                                                               -------------    -------------
                  TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY   $ 243,867,066    $ 236,998,066
                                                               =============    =============

The Notes to Consolidated Financial Statements are an integral part of these statements.

                   CNB FINANCIAL SERVICES, INC. AND SUBSIDIARY
                  CONSOLIDATED STATEMENTS OF INCOME (UNAUDITED)

                                                  THREE MONTHS ENDED         SIX MONTHS ENDED
                                                     JUNE 30,                    JUNE 30,
                                               -----------------------   -----------------------
                                                  2005         2004         2005         2004
                                               ----------   ----------   ----------   ----------
INTEREST INCOME
  Interest and fees on loans                   $2,686,015   $2,429,297   $5,195,709   $4,813,495
                                               ----------   ----------   ----------   ----------
  Interest and dividends on securities
    U.S. Government agencies and
      corporations                                390,111      251,320      747,337      494,869
    Mortgage backed securities                     83,257       76,763      174,561      166,494
    State and political subdivisions              109,772       58,116      217,453      103,094
    Other                                          12,475        7,048       19,432        9,911
  Interest on federal funds sold                      412        4,821          642        7,606
                                               ----------   ----------   ----------   ----------
                                               $3,282,042   $2,827,365   $6,355,134   $5,595,469
                                               ----------   ----------   ----------   ----------
INTEREST EXPENSE
  Interest on interest bearing demand,         $  833,210   $  746,012   $1,604,216   $1,524,871
   savings and time deposits
  Interest on FHLB borrowings                      54,876        1,257       91,972        4,157
                                               ----------   ----------   ----------   ----------
                                               $  888,086   $  747,269   $1,696,188   $1,529,028
                                               ----------   ----------   ----------   ----------
       NET INTEREST INCOME                     $2,393,956   $2,080,096   $4,658,946   $4,066,441
PROVISION FOR LOAN LOSSES                         102,000       94,000      208,000      181,000
                                               ----------   ----------   ----------   ----------
       NET INTEREST INCOME AFTER
         PROVISION FOR LOAN LOSSES             $2,291,956   $1,986,096   $4,450,946   $3,885,441
                                               ----------   ----------   ----------   ----------
NONINTEREST INCOME
  Service charges on deposit accounts          $  311,907   $  286,844   $  569,388   $  544,033
  Other service charges, commissions
    and fees                                      136,106      101,373      266,100      190,620
  Insurance commissions                            39,902       33,711       78,041       66,713
  Other operating income                           16,609       13,455       33,824       30,986
  Net gain on sale of securities                    1,491       85,670           --      135,546
  Income from title company                         8,727       17,791       15,237       27,620
                                               ----------   ----------   ----------   ----------
                                               $  514,742   $  538,844   $  962,590   $  995,518
                                               ----------   ----------   ----------   ----------
NONINTEREST EXPENSES
  Salaries                                     $  766,896   $  620,503   $1,471,725   $1,216,421
  Employee benefits                               265,638      221,328      534,168      439,207
  Occupancy of premises                           110,084       84,505      200,417      162,411
  Furniture and equipment expense                 227,414      210,956      430,155      413,010
  Other operating expenses                        555,975      532,431    1,060,281      948,319
  Net loss on sale of securities                                    --          574           --
                                               ----------   ----------   ----------   ----------
                                               $1,926,007   $1,669,723   $3,697,320   $3,179,368
                                               ----------   ----------   ----------   ----------
       INCOME BEFORE INCOME TAXES              $  880,691   $  855,217   $1,716,216   $1,701,591
PROVISION FOR INCOME TAXES                        281,329      267,391      588,635      544,896
                                               ----------   ----------   ----------   ----------
        NET INCOME                             $  599,362   $  587,826   $1,127,581   $1,156,695
                                               ==========   ==========   ==========   ==========
BASIC EARNINGS PER SHARE                       $     1.31   $     1.28   $     2.46   $     2.52
                                               ==========   ==========   ==========   ==========

The Notes to Consolidated Financial Statements are an integral part of these statements.